Company Financial Information	12 Months Ended
Dec. 31, 2015
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Company Financial Information
Company financial information (Parent Corporation)
Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2015, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2015, our bank subsidiaries could declare dividends to the Parent of approximately $3.1 billion without the need for a regulatory waiver. In addition, at Dec. 31, 2015, non-bank subsidiaries of the Parent had liquid assets of approximately $1.3 billion.

The bank subsidiaries declared dividends of $182 million in 2015, $809 million in 2014 and $1.0 billion in 2013. The Federal Reserve and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of projected after-tax net income will receive particularly close scrutiny.

The Federal Reserve requires U.S. bank holding companies with total consolidated assets of $50 billion or more, like BNY Mellon, to submit annual capital plans for review.  The Federal Reserve will evaluate the bank holding companies’ capital adequacy, internal capital adequacy assessment processes, and their plans to make capital distributions, such as dividend payments or stock repurchases.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet, for each quarter throughout the nine-quarter planning horizon covered by the capital plan, all minimum regulatory capital ratios under applicable capital rules as in effect for that quarter on a pro forma basis under the base case and stressed scenarios (including a severely adverse scenario provided by the Federal Reserve). The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, risk-weighted assets and other measures under Basel III under an identified scenario. In March 2015, BNY Mellon received confirmation that the Federal Reserve did not object to our 2015 capital plan. The board of directors subsequently approved the repurchase of up to $3.1 billion worth of common stock for a five-quarter period beginning in the second quarter of 2015 and continuing through the second quarter of 2016, including employee benefit plan repurchases. Of the $3.1 billion authorization, common stock repurchases of $700 million were contingent on a prior issuance of $1 billion of qualifying preferred stock, which issuance was completed in April 2015.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $6.5 billion and $6.3 billion for the years 2015 and 2014, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.
The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2015	2014	2013
Dividends from bank subsidiaries	$145	$775	$1,010
Dividends from nonbank subsidiaries	207	44	210
Interest revenue from bank subsidiaries	68	67	60
Interest revenue from nonbank subsidiaries	91	98	101
Gain on securities held for sale	3	1	32
Other revenue	25	24	26
Total revenue	539	1,009	1,439
Interest (including, $69, $62, $50, to subsidiaries, respectively)	288	257	245
Other expense	64	71	94
Total expense	352	328	339
Income before income taxes and equity in undistributed net income of subsidiaries	187	681	1,100
Provision (benefit) for income taxes	(98)	(155)	(93)
Equity in undistributed net income:
Bank subsidiaries	2,004	910	184
Nonbank subsidiaries	869	821	727
Net income	3,158	2,567	2,104
Preferred stock dividends	(105)	(73)	(64)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,053	$2,494	$2,040
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2015	2014
Assets:
Cash and due from banks	$9,383	$7,517
Securities	26	30
Loans, net of allowance	20	76
Investment in and advances to subsidiaries and associated companies:
Banks	30,156	28,600
Other	27,405	26,471
Subtotal	57,561	55,071
Corporate-owned life insurance	728	712
Other assets	1,509	1,361
Total assets	$69,227	$64,767
Liabilities:
Deferred compensation	$473	$501
Affiliate borrowings	8,243	6,120
Other liabilities	1,623	1,194
Long-term debt	20,851	19,511
Total liabilities	31,190	27,326
Shareholders’ equity	38,037	37,441
Total liabilities and shareholders’ equity	$69,227	$64,767
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2015	2014	2013
Operating activities:
Net income	$3,158	$2,567	$2,104
Adjustments to reconcile net income to net cash provided by/ (used in) operating activities:
Amortization	—	—	1
Equity in undistributed net (income) of subsidiaries	(2,873)	(1,731)	(911)
Change in accrued interest receivable	(4)	23	21
Change in accrued interest payable	15	18	(5)
Change in taxes payable (a)	132	91	63
Other, net	66	2	(22)
Net cash provided by operating activities	494	970	1,251
Investing activities:
Proceeds from sales of securities	3	7	67
Change in loans	56	(57)	(6)
Acquisitions of, investments in, and advances to subsidiaries	(358)	(1,603)	722
Other, net	14	107	11
Net cash (used in) provided by investing activities	(285)	(1,546)	794
Financing activities:
Net change in commercial paper	—	(96)	(242)
Proceeds from issuance of long-term debt	4,986	4,686	3,892
Repayments of long-term debt	(3,650)	(4,071)	(2,023)
Change in advances from subsidiaries	2,123	2,704	78
Issuance of common stock	352	396	288
Treasury stock acquired	(2,355)	(1,669)	(1,026)
Issuance of preferred stock	990	—	494
Cash dividends paid	(865)	(833)	(744)
Tax benefit realized on share based payment awards	76	17	15
Net cash provided by financing activities	1,657	1,134	732
Change in cash and due from banks	1,866	558	2,777
Cash and due from banks at beginning of year	7,517	6,959	4,182
Cash and due from banks at end of year	$9,383	$7,517	$6,959
Supplemental disclosures
Interest paid	$302	$275	$241
Income taxes paid	158	946	94
Income taxes refunded	103	54	14

(a)	Includes payments received from subsidiaries for taxes of $24 million in 2015, $452 million in 2014 and $192 million in 2013.